SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 18, 1998



                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851



                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765



                            Telephone: (203) 846-2274


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Item 5.  Other Events.
         ------------

The Registrant announced on December 18, 1998, that it had entered into a letter of intent providing for the acquisition of the Registrant by Futech Interactive Products, Inc. See attached Exhibit 1.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits.

1.       Press release of the Registrant, dated December 18, 1998.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TRUDY CORPORATION

Date:  December 23, 1998              By /s/ WILLIAM W. BURNHAM
                                      ------------------------------------------
                                             William W. Burnham, President



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